UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report:                                  July 26, 2007
                                                       -------------
      (Date of earliest event reported):               July 26, 2007
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                           Commission File No. 1-5828

                        CARPENTER TECHNOLOGY CORPORATION
                        --------------------------------
             (Exact name of Registrant as specified in its Charter)

           Delaware                                      23-0458500
           --------                                      ----------
(State or other jurisdiction                            (IRS Employer
       of incorporation)                           Identification Number)

             P.O. Box 14662
          Reading Pennsylvania                             19612
          --------------------                             -----
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: 610-208-2000
                                                    ------------

Former name or former address, if changed since last Report: N/A
                                                             ---

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 2.02 - Results of Operations

On July 26, 2007, Carpenter Technology Corporation issued a press release discussing fiscal 2007 fourth quarter and year end results for the period ended June 30, 2007. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for any purpose.

Item 9.01 - Financial Statements and Exhibits

     (c) Exhibits

         Exhibit No.       Description

            99.1           Press Release regarding earnings, dated July 26, 2007



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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 26, 2007          CARPENTER TECHNOLOGY CORPORATION


                             By: /s/ David A. Christiansen
                                 ----------------------------------------------
                                 David A. Christiansen,
                                 Vice President, General Counsel and Secretary

Exhibit Index

         Exhibit No.      Description

            99.1          Press Release regarding earnings, dated July 26, 2007